COMMON STOCK                                              COMMON STOCK
     NUMBER                  [G.I. JOE'S LOGO]               SHARES
GIJ

INCORPORATED UNDER THE LAWS                          SEE REVERSE FOR CERTAIN
OF THE STATE OF OREGON                             RESTRICTIONS AND DEFINITIONS
CUSIP 36172Q 10 8
                                                       CUSIP 361720 10 8

This certifies that






   is the owner of


                         SHARES OF THE COMMON STOCK OF

============================== G. I. JOE'S, INC.================================

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

    This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

    Dated:

                                   CORPORATE
                                      SEAL

                                G.I. JOE'S, INC.

                                STATE OF OREGON
  [SIG]                                                                  [SIG]
SECRETARY                                                              PRESIDENT

COUNTERSIGNED AND REGISTERED:
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
       TRANSFER AGENT AND REGISTRAR

BY

           AUTHORIZED SIGNATURE

                               G. I. JOE'S, INC.

The Corporation is authorized to issue different classes of shares or different series within a class. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights applicable to each class authorized to be issued and the variations in the rights, preferences and limitations between the shares of each series so far as the same has been determined. The board of directors is authorized to determine the relative rights and preferences of a series before the issuance of any shares of that series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common     (Oregon Custodians use the following)
TEN ENT  -- as tenants by the        (Name) CUST UL OREG (Name) MIN--     ................................as Custodian under
            entireties
JT TEN   -- as joint tenants with                                         the laws of Oregon, for ..........................
            rights of survivorship                                        a minor
            and not as tenants in    (Name) CUST (Name) (State) UNIF GIFT MIN ACT -- .............Custodian.................
            common                                                                       (Cust)               (Minor)
                                                                          Under .................Uniform Gifts to Minors Act
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.


    For Value Received,                   hereby sell, assign and transfer unto
                        -----------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         shares
------------------------------------------------------------------------
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ----------------------------


                                   X
                                     ------------------------------------------
                                   X
                                     ------------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By
   ----------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.